                                 PROXYMED, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


                                                                     CLINICAL MICRO-       HAYES COMPUTER          US HEALTHDATA
                                             PROXYMED, INC. (A)     SYSTEMS, INC. (B)     SYSTEMS, INC. (C)    INTERCHANGE, INC. (D)
                                           ----------------------  -------------------  --------------------  ----------------------
Net sales                                            $10,931,969             $255,124            $2,720,389              $1,609,705
                                           ----------------------  -------------------  --------------------  ----------------------
Costs and expenses:
      Cost of sales                                    6,877,480               77,283             1,728,963                 326,923
      Selling, general and admin-
           istrative expenses                         13,293,353              206,590             1,184,898               2,736,220
      Depreciation and amortization                    1,078,300               19,178                57,751                 782,885




                                           ----------------------  -------------------  --------------------  ----------------------
                                                      21,249,133              303,051             2,971,612               3,846,028
                                           ----------------------  -------------------  --------------------  ----------------------
           Operating income (loss)                   (10,317,164)             (47,927)             (251,223)             (2,236,323)

Other income (expense):
      Loss on sale of assets                                   0                    0                     0                 (56,400)
      Interest, net                                      267,140                 (154)              (58,390)                      0
                                           ----------------------  -------------------  --------------------  ----------------------
           Income (loss) before income
                taxes                                (10,050,024)             (48,081)             (309,613)             (2,292,723)

Income tax benefit (expense)                                   0                    0               138,350                       0
                                           ----------------------  -------------------  --------------------  ----------------------
           Net income (loss) applicable
                to common shareholders              ($10,050,024)            ($48,081)            ($171,263)            ($2,292,723)
                                           ======================  ===================  ====================  ======================
Weighted average common
      shares outstanding                              10,589,333
                                           ======================
Basic and diluted loss per share
      of common stock                                     ($0.95)
                                           ======================

                                              WPJ, INC. (D/B/A                              PRO FORMA ADJUSTMENTS
                                             INTEGRATED MEDICAL                          ---------------------------
                                                SYSTEMS) (E)               TOTAL             #            DR. (CR.)
                                           ----------------------  --------------------  ---------------------------
Net sales                                             $4,310,731           $19,827,918
                                           ----------------------  --------------------
Costs and expenses:
      Cost of sales                                    1,073,120            10,083,769
      Selling, general and admin-
           istrative expenses                          2,434,310            19,855,371
      Depreciation and amortization                       72,068             2,010,182      (1)             $13,629
                                                                                            (3)             (14,966)
                                                                                            (5)             283,072
                                                                                            (6)            (437,808)
                                                                                            (7)           8,492,370
                                           ----------------------  --------------------
                                                       3,579,498            31,949,322
                                           ----------------------  --------------------
           Operating income (loss)                       731,233           (12,121,404)

Other income (expense):
      Loss on sale of assets                             (20,780)              (77,180)
      Interest, net                                      (16,462)              192,134      (2)             (26,384)
                                           ----------------------  --------------------
           Income (loss) before income
                taxes                                    693,991           (12,006,450)

Income tax benefit (expense)                              (8,621)              129,729      (4)             129,729
                                           ----------------------  --------------------
           Net income (loss) applicable
                to common shareholders                  $685,370          ($11,876,721)
                                           ======================  ====================
Weighted average common
      shares outstanding

Basic and diluted loss per share
      of common stock



                                                PRO FORMA
                                                 COMBINED
                                           -------------------
Net sales                                         $19,827,918
                                           -------------------
Costs and expenses:
      Cost of sales                                10,083,769
      Selling, general and admin-
           istrative expenses                      19,855,371
      Depreciation and amortization                10,346,479




                                           -------------------
                                                   40,285,619
                                           -------------------
           Operating income (loss)                (20,457,701)

Other income (expense):
      Loss on sale of assets                          (77,180)
      Interest, net                                   218,518
                                           -------------------
           Income (loss) before income
                taxes                             (20,316,363)

Income tax benefit (expense)                                0
                                           -------------------
           Net income (loss) applicable
                to common shareholders           ($20,316,363)
                                           ===================
Weighted average common
      shares outstanding                           13,841,600
                                           ===================
Basic and diluted loss per share
      of common stock                                  ($1.47)
                                           ===================

(1) To record additional amortization of goodwill and other intangible assets for 1997 related to the acquisition of Clinical MicroSystems, Inc.
(2) To record additional interest expense for 1997 on debt issued for the acquisition of Clinical MicroSystems, Inc.
(3) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of Hayes Computer Systems, Inc.
(4) To eliminate income tax benefit (expense) of Hayes Computer Systems, Inc. and WPJ, Inc. due to ProxyMed's net operating loss carryforwards.
(5) To record additional amortization of goodwill for 1997 related to the acquisition of US HealthData Interchange, Inc.
(6) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of US HealthData Interchange, Inc.
(7) To record amortization over 3 years of capitalized software, goodwill and other intangible assets for 1997 related to the acquisition of WPJ, Inc.

(a) This column is derived from the audited consolidated financial statements of ProxyMed, Inc. and subsidiaries for the year ended December 31, 1997.
(b) This column is derived from the unaudited financial statements of Clinical MicroSystems, Inc. for the period January 1, 1997 to its acquisition on March 14, 1997. The acquisition of Clinical MicroSystems, Inc. was reported under Form 8-K dated March 14, 1997.
(c) This column is derived from the unaudited financial statements of Hayes Computer Systems, Inc. for the period January 1, 1997 to its acquisition on April 30, 1997, after considering the effects of adjustments made in the preparation of the audited financial statements for the 10 months ended January 31, 1997. The acquisition of Hayes Computer Systems, Inc. was reported under Form 8-K dated April 30, 1997.
(d) This column is derived from the unaudited financial statements of US HealthData Interchange, Inc. for the six months ended September 30, 1997 and the unaudited 3 month period ended March 31, 1997 previously included in the audited financial statements of US HealthData Interchange, Inc. for the year ended March 31, 1997.
(e) This column is derived from the audited financial statements of WPJ, Inc. for the year ended December 31, 1997.
(f) Pro Forma weighted average shares includes 125,786, 388,215 and 481,836 shares issued in the acquisitions of Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and WPJ, Inc., respectively, as if they were outstanding since the beginning of 1997, plus an additional 2,313,416 shares sold in a private placement on May 19, 1998 and June 1, 1998, primarily for the purpose of acquiring WPJ, Inc.

Note - Pursuant to Rule 11-02(b)(5), the pro forma income statement presented above excludes the non-recurring effect of the write-offs of purchased in-process research and development costs in 1997 in the amount of $8,467,098 which are directly attributable to the acquisitions of Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. The income tax benefit resulting from these write-offs is approximately $3,176,000. Based on the weight of available evidence, a valuation allowance in the amount of $3,176,000 has been recorded concurrently.